UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2020

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230

Austin, Texas 78738

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	ATCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On July 29, 2020, Atlas Technical Consultants, Inc. (the “Company”) entered into a definitive agreement (the “Purchase Agreement”), by and among the Company, Atlas TC Holdings LLC (“Holdings”), Atlas Technical Consultants, LLC, a subsidiary of the Company (the “Buyer”), Alta Vista Solutions (the “Target”), AVS Holdings Services, Inc. (the “Seller”) and the other parties thereto, providing for the sale of all of the outstanding equity interests of the Target to the Buyer (the “Acquisition”).

The purchase price for the Acquisition includes an estimated equity component of approximately 970,246 shares of the Company’s Class B common stock, par value $0.0001 (the “Class B common stock”) along with an equal number of common units of Holdings (the “Holdings Units”), subject to customary adjustments for levels of cash, indebtedness and net working capital (the “Equity Consideration”).

Pursuant to the limited liability company agreement of Holdings, the holders of Holdings Units have the right to cause Holdings to redeem, from time to time, all or a portion of such member’s Holdings Units (together with an equal number of shares of Class B common stock) for an equal number of shares of the Company’s Class A common stock, par value $0.0001 per share.

The Class B common stock and Holdings Units will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Equity Consideration will not be a public offering for purposes of Section 4(a)(2) because its being made only to the Seller and certain of their designees, such persons’ status as accredited investors and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Equity Consideration and did not, and will not, offer the Equity Consideration to the public in connection with the issuance.

Item 7.01	Regulation FD Disclosure.

On August 3, 2020, the Company issued a press release, attached as Exhibit 99.1, announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01, and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated August 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

	By:	/s/ L. Joe Boyer
Dated: August 3, 2020		Name:	L. Joe Boyer
		Title:	Chief Executive Officer

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